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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             CITIGROUP CAPITAL VIII
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                                     06-1532080
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

c/o Citigroup Inc.
399 Park Avenue
New York, New York                                     10043
(Address of Principal Executive Offices)             (Zip Code)

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If this form relates to the registration             If this form relates to the registration
of a class of securities pursuant to Section         of a class of securities pursuant
to 12(b) of the Exchange Act and is effec-           Section 12(g) of the Act and is effec-
 tive upon filing pursuant to General Instruction    tive pursuant to General Instruction
A.(c) please check the following box. /X/            A.(d) please check the following box. / /
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Securities Act registration statement file number to which this form relates:
333-57364

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                     Name of Each Exchange on Which
     to be so Registered                     Each Class is to be Registered

6.950% Capital Securities (TRUPS(R))            New York Stock Exchange
(and the Guarantee with respect thereto)

Securities to be registered pursuant to Section 12(g) of the Act:

                                     (None)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrants' Securities to be Registered.

         See the information set forth under the headings "Description of the Capital Securities" and "Description of the Guarantee" in the Prospectus of the Registrant, as filed with the Securities and Exchange Commission on September 10, 2001, pursuant to Rule 424(b).

Item 2.  Exhibits.

         2.1      Registration Statement on Form S-3 (No. 333-57364) of the
                  Registrant.

         2.2 Certificate of Trust dated May 14, 1997, of Citigroup Capital VIII, incorporated by reference to Exhibit 4.17 to the Registrant's Registration Statement on Form S-3 (No. 333-68949).

         2.3 Form of Amended and Restated Declaration of Trust for Citigroup Capital VIII ("Declaration of Trust"), incorporated by reference to Exhibit 4.25 to the Registrant's Registration Statement on Form S-3 (No. 333-68949).

         2.4 Form of Capital Security, included in the Declaration of Trust.

         2.5 Form of Guarantee with respect to the Capital Securities, incorporated by reference to Exhibit 4.37 to the Registrant's Registration Statement on Form S-3 (No. 333-68949).

         2.6 Form of Indenture between Citigroup Inc. (formerly Travelers Group Inc.) and The Chase Manhattan Bank (formerly The Chase Manhattan Bank, N.A.), as Trustee, relating to the Junior Subordinated Debt Securities, incorporated by reference to
                  Exhibit 4.11 to Citigroup Inc.'s Registration Statement on Form S-3 (No. 333-12439).

         2.7 Prospectus of the Registrant relating to the offering of the Capital Securities filed with the Securities and Exchange Commission on September 10, 2001, pursuant to Rule 424(b).


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Act of 1934, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 11, 2001
                                                 CITIGROUP CAPITAL VIII


                                                 By: /S/ IRWIN ETTINGER
                                                 -------------------------------
                                                     Irwin Ettinger, as Trustee


                                                 By: /S/ TODD S. THOMSOM
                                                 -------------------------------
                                                     Todd S. Thomson, as Trustee


                                                 CITIGROUP INC.


                                                 By: /S/ TODD S. THOMSON
                                                 -------------------------------
                                                     Todd S. Thomson
                                                     Chief Financial Officer